UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2004



                            Laureate Education, Inc.
               (Exact Name of Registrant as Specified in Charter)





           Maryland                   0-22844                 52-1492296
(State or Other Jurisdiction    (Commission File             (IRS Employer
       of Incorporation)              Number)              Identification No.)





                  1001 Fleet Street, Baltimore, Maryland      21202
               (Address of Principal Executive Offices)     (ZIP Code)





       Registrant's telephone number, including area code: (410) 843-8000





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Item 5.    Other Events and Regulation FD Disclosure

           On May 17, 2004, Sylvan Learning Systems, Inc. issued a press release announcing its new name, Laureate Education, Inc ("Laureate" or the "Company"). Laureate will begin trading under the NASDAQ ticker symbol LAUR on May 18, 2004. The new website is www.laureate-inc.com. Shareholders with Company certificates bearing the name "Sylvan Learning Systems" may continue to hold the certificates and will not be required to exchange them for new certificates or take any other action. The CUSIP number of the Company's common stock will change to 518613104.

Item 7.    Financial Statements and Exhibits.

           (c)  Exhibits

Exhibit    Description
------     -----------

99.01      Press Release issued May 17, 2004.

                                    SIGNATURE
                                    ---------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Laureate Education, Inc.



                                          /s/ Sean R. Creamer
                                          --------------------------------------
                                          Name: Sean R. Creamer
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

Date:  May 17, 2004

Exhibit Index


Exhibit    Description
-------    -----------

99.01      Press Release issued May 17, 2004.